Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes

(14) Income Taxes

Income (loss) from continuing operations before income taxes included the following components for the years ended December 31:

(Amounts in millions)	2012	2011	2010
Domestic	$(73)	$(690)	$(915)
Foreign	679	820	772

Income (loss) from continuing operations before income taxes	$606	$130	$(143)

The total provision (benefit) for income taxes was as follows for the years ended December 31:

(Amounts in millions)	2012	2011	2010
Current federal income taxes	$(68)	$(4)	$(122)
Deferred federal income taxes	36	(251)	(368)

Total federal income taxes	(32)	(255)	(490)

Current state income taxes	(16)	5	(11)
Deferred state income taxes	(9)	(8)	(2)

Total state income taxes	(25)	(3)	(13)

Current foreign income taxes	138	329	191
Deferred foreign income taxes	57	(82)	33

Total foreign income taxes	195	247	224

Total provision (benefit) for income taxes	$138	$(11)	$(279)

Our current income tax receivable was $99 million as of December 31, 2012 and our current income tax payable was $134 million as of December 31, 2011.

The reconciliation of the federal statutory tax rate to the effective income tax rate was as follows for the years ended December 31:

(Amounts in millions)	2012		2011		2010
Income (loss) from continuing operations before income taxes	$606		$130		$(143)

Statutory U.S. federal income tax rate	$212	35.0%	$46	35.0%	$(50)	35.0%
Increase (reduction) in rate resulting from:
State income tax, net of federal income tax effect	(16)	(2.7)	(1)	(1.1)	(7)	4.7
Benefit on tax favored investments	(9)	(1.4)	(26)	(20.3)	(32)	22.7
Effect of foreign operations	(66)	(10.9)	(48)	(36.7)	(88)	61.4
Interest on uncertain tax positions	(3)	(0.6)	—	(0.1)	(6)	4.5
Non-deductible expenses	3	0.5	(1)	(0.5)	3	(1.9)
Non-deductible goodwill related to sale of subsidiary	—	—	16	12.4	—	—
Non-deductible goodwill	19	3.1	—	—	—	—
Tax benefits related to separation from our former parent	—	—	—	—	(106)	74.5
Other, net	(2)	(0.2)	3	2.8	7	(5.8)

Effective rate	$138	22.8%	$(11)	(8.5)%	$(279)	195.1%

For the year ended December 31, 2012, the increase in the effective tax rate was primarily attributable to lower tax favored investments in 2012, the proportion of lower taxed foreign income to pre-tax earnings in 2012 compared to 2011 and a goodwill impairment in 2012, partially offset by the sale of a subsidiary in 2011.

For the year ended December 31, 2011, the increase in the effective tax rate was primarily due to changes in uncertain tax benefits related to our 2004 separation from our former parent, GE. At the time of the separation, we made certain joint tax elections and realized certain tax benefits. During the first quarter of 2010, the Internal Revenue Service (“IRS”) completed an examination of GE’s 2004 tax return, including these tax impacts. Therefore, $106 million of previously uncertain tax benefits related to separation became certain and we recognized those in the first quarter of 2010. Additionally, we recorded $23 million as additional paid-in capital related to our 2004 separation.

The components of the net deferred income tax liability were as follows as of December 31:

(Amounts in millions)	2012	2011
Assets:
Investments	$453	$584
Foreign tax credit carryforwards	243	120
Accrued commission and general expenses	252	230
Net operating loss carryforwards	1,732	1,758
Other	303	194

Gross deferred income tax assets	2,983	2,886
Valuation allowance	(268)	(234)

Total deferred income tax assets	2,715	2,652

Liabilities:
Net unrealized gains on investment securities	1,380	761
Net unrealized gains on derivatives	152	214
Insurance reserves	1,250	1,161
DAC	1,177	1,127
PVFP and other intangibles	43	23
Other	220	177

Total deferred income tax liabilities	4,222	3,463

Net deferred income tax liability	$1,507	$811

The above valuation allowances of $268 million and $234 million, respectively, related to state deferred tax assets and foreign net operating losses as of December 31, 2012 and 2011, respectively. The state deferred tax assets related primarily to the future deductions associated with the Section 338 elections and non-insurance net operating loss (“NOL”) carryforwards. Based on our analysis, we believe it is more likely than not that the results of future operations and the implementations of tax planning strategies will generate sufficient taxable income to enable us to realize the deferred tax assets for which we have not established valuation allowances.

NOL carryforwards amounted to $4,977 million as of December 31, 2012, and, if unused, will expire beginning in 2025. Foreign tax credit carryforwards amounted to $243 million as of December 31, 2012, and, if unused will expire in 2015. The benefits of the NOL and foreign tax credit carryforwards have been recognized in our consolidated financial statements, except to the extent of the valuation allowances described above relating to state and foreign taxes.

As a consequence of our separation from GE, and our joint election with GE to treat that separation as an asset sale under Section 338 of the Internal Revenue Code, we became entitled to additional tax deductions in post-IPO periods. As of December 31, 2012 and 2011, we have recorded in our consolidated balance sheets our estimates of the remaining deferred tax benefits associated with these deductions of $599 million. We are obligated, pursuant to our Tax Matters Agreement with GE, to make fixed payments to GE, over the next 11 years, on an after-tax basis and subject to a cumulative maximum of $640 million, which is 80% of the projected tax savings associated with the Section 338 deductions. We recorded net interest expense of $17 million, $18 million and $17 million for the years ended December 31, 2012, 2011 and 2010, respectively, reflecting accretion of our liability at the Tax Matters Agreement rate of 5.72%. As of December 31, 2012 and 2011, we have recorded the estimated present value of our remaining obligation to GE of $279 million and $310 million, respectively, as a liability in our consolidated balance sheets. Both our IPO-related deferred tax assets and our obligation to GE are estimates that are subject to change.

In 2012, we adjusted our deferred tax liability by $36 million with an offset to additional paid-in capital related to an unsupported tax balance that arose prior to our IPO.

U.S. deferred income taxes are not provided on unremitted foreign income that is considered permanently reinvested, which as of December 31, 2012, amounted to approximately $2,959 million. It is not practicable to determine the income tax liability that might be incurred if all such income was remitted to the United States. Our international businesses held cash and short-term investments of $439 million related to the unremitted earnings of foreign operations considered to be permanently reinvested as of December 31, 2012.

A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

(Amounts in millions)	2012	2011	2010
Balance as of January 1	$226	$193	$285
Tax positions related to the current period:
Gross additions	14	19	23
Gross reductions	—	—	(14)
Tax positions related to the prior years:
Gross additions	—	28	69
Gross reductions	(131)	(14)	(159)
Settlements	(54)	—	(11)

Balance as of December 31	$55	$226	$193

The total amount of unrecognized tax benefits was $55 million as of December 31, 2012, of which $40 million, if recognized, would affect the effective rate on continuing operations. These unrecognized tax benefits included the impact of foreign currency translation from our international operations.

We recognize accrued interest and penalties related to unrecognized tax benefits as components of income tax expense. We recorded $5 million benefits related to interest and penalties during 2012 and no benefits during 2011. We recorded $9 million of benefits for interest and penalties during 2010. We had approximately $4 million and $9 million of interest and penalties accrued as of December 31, 2012 and 2011, respectively.

For tax years prior to 2011, we filed U.S. separate non-life consolidated, life consolidated Federal income tax returns, several separate non-life and life returns and various state and local tax returns. For tax years beginning in 2011 and thereafter, we have elected to file a life/non-life consolidated return for U.S. federal income tax purposes. With possible exceptions, we are no longer subject to U.S. Federal tax examinations for years through 2006. Any exposure with respect to these pre-2006 years has been sufficiently recorded in the financial statements. Potential state and local examinations for those years are generally restricted to results that are based on closed U.S. Federal examinations. For our non-life companies, all tax years prior to 2009 are closed to examination. The IRS has recently submitted a revenue agent’s report (“RAR”) with respect to its completion of its review of our 2007 to 2008 life consolidated U.S. income tax returns. The RAR includes disagreed issues which have been timely protested; based on certain developments with the IRS’s Large Business & International division, we understand that the IRS examination team is in the process of conceding such disagreed issues and a revised RAR is forthcoming. Several of our companies were included in a consolidated return with our former parent, GE, for pre-2005 tax years before our IPO. The IRS completed its examination of these GE consolidated returns in 2010, and the appropriate adjustments under the Tax Matters Agreement and other tax sharing arrangements with GE were settled and finalized during the year ended December 31, 2012. We are also responsible for any tax liability of any separate U.S. Federal and state life insurance pre-disposition period returns of former life insurance subsidiaries sold to Aetna, Inc. on October 1, 2011. With respect to our foreign affiliates, the U.K. tax authority (HM Revenue and Customs) is currently reviewing income tax returns for 2010 and later years.

We believe it is reasonably possible that in 2013 as a result of our open audits and appeals, up to approximately $25 million of unrecognized tax benefits will be recognized. These tax benefits are related to certain life insurance deductions in the United States and Australia.